FORUM FUNDS

                                EQUITY INDEX FUND


                        Supplement Dated January 2, 2002
                         to Prospectus Dated May 1, 2001

Footnote 3 to the fee table entitled Annual Fund Operating Expenses on page 4 of the Prospectus is amended as follows:

Prior to January 2, 2002, certain service providers voluntarily waived a portion of their fees and/or reimbursed certain Fund expenses so that Total Annual Fund Operating Expenses did not exceed 0.25%. Effective January 2, 2002, the Fund's service providers decreased waivers and expense reimbursements so that Total Annual Operating Expenses do not exceed 0.50% through January 31, 2003. Fee waivers and/or expense reimbursements may be reduced or eliminated at any time.

The second paragraph of the section entitled "Management-Fund Expenses" on page 6 of the Prospectus is amended as follows:

Certain service providers of the Fund have undertaken to waive a portion of their fees and/or reimburse certain expenses of the Fund in order to limit the Fund's expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.50% or less of the Fund's average daily net assets through January 31, 2003. Waivers and/or reimbursement may be reduced or eliminated at any time.